Exhibit 10.6

AMENDED AND RESTATED GUARANTY

This AMENDED AND RESTATED GUARANTY is entered into as of March 31, 2004 (this “Guaranty”), by and among Mattress Holding Corp., a Delaware corporation (“MHC”), and each of MHC’s undersigned Subsidiaries identified as Guarantors on the signature pages hereof (such Subsidiaries, together with MHC, each a “Guarantor” and collectively, jointly and severally, the “Guarantors”), in favor of and for the benefit of SLN Finance, LLC, a Delaware limited liability company (“Lender”).  Capitalized terms used in this Guaranty but not defined herein shall have the meanings given to such terms in the Second Amended and Restated Secured Senior Subordinated Promissory Note, dated as of the date hereof, made by Mattress Finn, Inc., a Delaware corporation (“Borrower”) in favor of Lender (the “Note”).

RECITALS

A.                                   WHEREAS, the Note further amends and restates that certain Amended and Restated Secured Senior Subordinated Promissory Note, dated as of October 18, 2002 (the “Existing Promissory Note”), made by Borrower in favor of Mattress Holdings International, LLC (“MHI”).

B.                                     WHEREAS, certain Guarantors and MHI entered into that certain Guaranty, dated as of October 18, 2002 (the “Existing Guaranty”).

C.                                     WHEREAS, contemporaneously herewith, Lender acquired from MHI all of the indebtedness evidenced by the Existing Promissory Note (the “Debt Acquisition”).

D.                                    WHEREAS, it is a condition to the consummation of Debt Acquisition that Lender and Guarantors amend and restate the Existing Guaranty in the manner set forth herein.

E.                                      WHEREAS, Lender is sometimes referred to herein as a “Beneficiary.”

F.                                      WHEREAS, a portion of the proceeds of the Note have been incurred for, and inure to the benefit of, Guarantors (which benefits are hereby acknowledged).

G.                                     WHEREAS, it is a condition precedent to the making of the Loan under the Note that Borrower’s obligations thereunder be guarantied by Guarantors.

H.                                    WHEREAS, the terms and provisions of the Note and all security interests granted in connection therewith are subject in all respects, to the subordination provisions of the Note.

I.                                         WHEREAS, Guarantors are willing irrevocably and unconditionally to guaranty such obligations of Borrower.

NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lender consummate the Debt Acquisition and to accept the Note, Guarantors hereby agree as follows:

1.                                      Guaranty.

In order to induce Lender to consummate the Debt Acquisition and to accept the Note, each Guarantor jointly and severally irrevocably and unconditionally guarantees, as primary obligor and not merely as surety, the due and punctual payment in full of all Guarantied Obligations (as hereinafter defined) when the same shall become due, whether at stated maturity, by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)).  The term “Guarantied Obligations” means the Obligations of Borrower, including interest accruing at the then applicable rate provided in the Note after the final repayment date referred to therein or any acceleration thereof pursuant to the terms of the Note and including any portion of the Obligations that accrues after the commencement of an Insolvency Proceeding, whether or not allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding.

Each Guarantor acknowledges that a portion of the loan previously made under the Note have been and may be advanced to it and that the Guarantied Obligations are being incurred for and will inure to its benefit.

Any interest on any portion of the Guarantied Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Borrower (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceeding had not been commenced) shall be included in the Guarantied Obligations because it is the intention of each Guarantor and Guarantied Party that the Guarantied Obligations should be determined without regard to any rule of law or order that may relieve Borrower of any portion of such Guarantied Obligations.

In the event that all or any portion of the Guarantied Obligations is paid by Borrower, the obligations of each Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guarantied Obligations.

Upon the occurrence and continuance of an Event of Default, each Guarantor will, subject to the other provisions of Section 1, upon demand pay, or cause to be paid, in cash, to Beneficiary, an amount equal to the aggregate of the unpaid Guarantied Obligations.

2.                                      Guaranty Absolute; Continuing Guaranty.  The obligations of each Guarantor hereunder are not merely the creation of a surety relationship and are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of such Guarantor or surety other than payment in full of the

Guarantied Obligations.  In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees that:  (a) this Guaranty is a guaranty of payment when due and not of collectibility; (b) Guarantied Party may enforce this Guaranty upon the occurrence and during the continuance of an Event of Default, notwithstanding the existence of any dispute between Borrower and Beneficiary with respect to the existence of such event; (c) the obligations of such Guarantor hereunder are independent of the obligations of Borrower under the Loan Documents and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against Borrower; and whether or not Borrower is joined in any such action or actions; and (d) a payment of a portion, but not all, of the Guarantied Obligations by such Guarantor shall in no way limit, affect, modify or abridge the liability of such Guarantor for any portion of the Guarantied Obligations that has not been paid.  This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its successors and assigns, and each Guarantor irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.  If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Lender, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Lender in existence on the date of such revocation, (d) no payment by any Guarantor, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of such Guarantors hereunder, and (e) any payment by a Guarantor or from any source other than a Guarantor, subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of any Guarantor hereunder.

3.                                      Actions by Beneficiary.  Beneficiary may from time to time, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of any Guarantor’s liability hereunder, in accordance with the terms of the other Loan Documents, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any person with respect to the Guarantied Obligations, (e) upon the occurrence and continuation of an Event of Default, enforce and apply any security now or hereafter held by or for the benefit of Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that the Beneficiary may have against any such security, as Beneficiary in its discretion may determine consistent with the Loan Documents, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (f) exercise any other rights available to the Beneficiary under the Loan Documents.

4.                                      No Discharge.  This Guaranty and the obligations of each Guarantor hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not such Guarantor shall have had notice or knowledge of any of them:  (a) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations, (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions of any Loan Document, or any agreement or instrument executed pursuant thereto, (c) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (d) the application of payments received from any source to the payment of indebtedness other than the Guarantied Obligations, even though Beneficiary might have elected to apply such payment to any part or all of the Guarantied Obligations, (e) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations, (f) any defenses, set-offs or counterclaims which Borrower may assert against Beneficiary in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury, and (g) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of such Guarantor as an obligor in respect of the Guarantied Obligations.

5.                                      Waivers.  Each Guarantor waives to the fullest extent permitted by applicable law, for the benefit of Beneficiary:  (a) any right to require the Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against Borrower or any other person, (ii) proceed against or exhaust any security held from Borrower or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of Beneficiary in favor of Borrower or any other person, or (iv) pursue any other remedy in the power of Beneficiary; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Borrower including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Borrower from any cause other than payment in full of the Guarantied Obligations (other than contingent indemnification obligations); (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon Beneficiary’s errors or omissions in the administration of the Guarantied Obligations, except behavior that amounts to gross negligence, willful misconduct or bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that Beneficiary protect, secure, perfect or insure any lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Note, or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, and notices of any of the matters referred to in Section 3 and 4 hereof and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE §§ 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2847, 2848, 2849, AND 2850, CALIFORNIA CODE OF CIVIL PROCEDURE §§ 580a, 580b, 580c, 580d, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE, ANY SIMILAR LAW OF NEW YORK OR ANY OTHER APPLICABLE JURISDICTION.

WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY THE LENDER, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTIED OBLIGATION, HAS DESTROYED SUCH GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST BORROWER BY THE OPERATION OF SECTION 580d OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR OTHERWISE.

6.                                      Guarantor’s Rights of Subrogation, Etc.; Subordination of Other Obligations.  Until the Guarantied Obligations are satisfied in full in cash, no Guarantor will exercise any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Borrower or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against any Borrower, (b) any right to enforce, or to participate in, any claim, right or remedy that Beneficiary now has or may hereafter have against Borrower, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by Beneficiary.  Each Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement and indemnification as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Borrower or against any collateral or security shall be junior and subordinate to any rights the Beneficiary may have against Borrower, to all right, title and interest the Beneficiary may have in any such collateral or security, and in all events shall be subject to the subordination provisions set forth in the Note.

Any indebtedness of Borrower now or hereafter held by either Guarantor is subordinated in right of payment to the Guarantied Obligations (and in all events shall be subject to the subordination provisions set forth in the Note), and any such indebtedness of Borrower to such Guarantor collected or received by such Guarantor, and any amount paid to such Guarantor on account of any subrogation, reimbursement, indemnification or contribution rights referred to in the preceding paragraph when all Guarantied Obligations (other than contingent indemnification obligations) have not been paid in full, shall be held in trust for and on behalf of the Beneficiary and shall forthwith be paid over to Beneficiary to be credited and applied against the Guarantied Obligations.

7.                                      Expenses.  Each Guarantor agrees to pay, or cause to be paid, and to save the Beneficiary harmless against liability for, (i) any and all costs and expenses (including reasonable fees and disbursements of counsel) incurred or expended by Beneficiary in connection with the enforcement of or preservation of any rights under this Guaranty and (ii) any and all costs and expenses (including those arising from rights of indemnification) required to be paid by such Guarantor under the provisions of any other Loan Document; provided that any costs and expenses described in clause (i) above shall be payable upon demand.

8.                                      Financial Condition of Borrowers.  Beneficiary shall not have any obligation, and each Guarantor waives any duty on the part of Beneficiary, to disclose or discuss with such Guarantor its assessment, or such Guarantor’s assessment, of the financial condition of Borrower or any matter or fact relating to the business, operations or condition of Borrower.  Each Guarantor has adequate means to obtain information from Borrower on a continuing basis concerning the financial condition of Borrower and its ability to perform its obligations under the Loan Documents, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Borrower and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations.

9.                                      Representations and Warranties.  Each Guarantor makes, for the benefit of Beneficiary, each of the representations and warranties made in the Note as to such Guarantor, such Guarantor’s assets, financial condition, operations, organization, legal status, business and the Loan Documents to which such Guarantor is a party.

10.                               Amendments and Waivers.  No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of Lender and, in the case of any such amendment or modification, each Guarantor.  Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

11.                               Miscellaneous.  It is not necessary for Beneficiary to inquire into the capacity or powers of any Guarantor or Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them.

The rights, powers and remedies given to Beneficiary by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiary by virtue of any statute or rule of law or in any of the Loan Documents or any agreement between any Guarantor and Beneficiary or between Borrower and Beneficiary.  Any forbearance or failure to exercise, and any delay by Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

This Guaranty shall inure to the benefit of Beneficiary and its respective successors and permitted assigns.

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY EACH GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY.  Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Beneficiary to bring proceedings against any Guarantor in the courts of any other jurisdiction.

EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, LENDER EACH AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY.  The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims.  Each Guarantor and, by its acceptance of the benefits hereof, Lender each (i) acknowledges that this waiver is a material inducement for such Guarantor and Beneficiary to enter into a business relationship, that such Guarantor and Beneficiary have already relied on this waiver in entering into this Guaranty or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings, and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR

MODIFICATIONS OF THIS GUARANTY.  In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

12.                               Counterparts; Effectiveness.  This Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument.  This Guaranty may be authenticated by manual signature, facsimile or, if approved in writing by the Guarantor, electronic means, all of which shall be equally valid.

13.                               Binding Guaranty; Assignments.  This Guaranty, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that Guarantor shall not be permitted to assign this Guaranty or any interest herein.

14.                               Section Headings; Interpretation.  Section headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Guaranty.            The use of the word “including” or any variation or derivative thereof in this Guaranty is by way of example rather than by limitation.  The language used in this Guaranty will be deemed to be the language chosen by the Guarantor to express their mutual intent.  In the event an ambiguity or question of intent or interpretation arises, no presumption or burden of proof will arise favoring or disfavoring any Person by virtue of the authorship of any of the provisions of this Guaranty.

15.                               Subordination Agreement.  The terms and provisions of this Guaranty are subject in all respects to the subordination provisions of the Note.

16.                               Notices.  All notices and other communications provided for hereunder shall be in writing (including telegraphic or telecopier communication) and mailed, telecopied or delivered to:

If to Borrower or any Guarantor:

c/o Mattress Firm, Inc.

5815 Gulf Freeway

Houston, TX 77023

Attention:  Jim R. Black, Chief Financial Officer

Telecopy:  (713) 921-4053

With a copy to:

Jenkins & Gilchrist Parker Chapin LLP

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

Attention:  Mitchell P. Portnoy, Esq.

Telecopier:  (212) 704-6288

If to Lender:

SLN Finance, LLC

1105 North Market Street

Suite 1300

P.O. Box 8985

Wilmington, DE 19899

Attention:  Kevin Calhoun and C. Deryl Couch, Esq.

Telecopy:  (302) 651-8425

With a copy to:

Jenkens & Gilchrist Parker Chapin LLP

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

Attention:  Mitchell P. Portnoy, Esq.

Telecopier:  (212) 704-6288

or to such other address and/or with such other copy or copies as the intended recipient may have specified by prior notice to the notifying party.  All such notices and other communications shall, when mailed or telecopied, be effective when deposited in the mails or telecopied, respectively, addressed as aforesaid; except that notices and other communications to the Lender shall not be effective until received by the Lender.  Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of any Loan Document shall be effective as delivery of an original executed counterpart thereof.

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IN WITNESS WHEREOF, Guarantors have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GUARANTORS:

MATTRESS HOLDING CORP.,
a Delaware corporation, as a Guarantor

By:	/s/ Jim R. Black
	Name:	Jim R. Black
	Title:	Secretary and Treasurer

MATTRESS FIRM INVESTMENT MANAGEMENT, INC.,
an Arizona corporation, as a Guarantor

By:	/s/ Benjamin S. Emmons
	Name:	Benjamin S. Emmons
Title:

FESTRO, INC.,
a Texas corporation, as a Guarantor

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Secretary and Treasurer

TEAMEXCEL MANAGEMENT COMPANY,
a Texas corporation, as a Guarantor

By:	/s/ Jim R. Black
	Name:	Jim R. Black
	Title:	Secretary and Treasurer

[SIGNATURE PAGES TO AMENDED AND RESTATED GUARANTY]

MATTRESS FIRM OPERATING, LTD.,
a Texas limited partnership, as a Guarantor

	By:	Festro, Inc., its general partner

		By:	/s/ Jim R. Black
		Name:	Jim R. Black
		Title:	Secretary and Treasurer

MATTRESS VENTURE INVESTMENT MANAGEMENT, LLC,
an Arizona limited liability company, as a Guarantor

By:	/s/ Benjamin S. Emmons
	Name:	Benjamin S. Emmons
Title:

FESTRO II, LLC,
a Texas limited liability company, as a Guarantor

By:	/s/ Jim R. Black
	Name:	Jim R. Black
	Title:	Secretary and Treasurer

THE MATTRESS VENTURE, L.P.,
a Texas limited partnership, as a Guarantor

	By:	Festro II,LLC, its general partner

	By:	/s/ Jim R. Black
		Name:	Jim R. Black
		Title:	Secretary and Treasurer

Solely for the purpose of consenting to the amendment and restatement of the Existing Guaranty as set forth above:

LENDER:

SLN FINANCE, LLC,
a Delaware limited liability company,
as Lender

By:	/s/ Rodger R. Krouse
Name: Rodger R. Krouse
Title: